J.P. MORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(Class L and Class I Shares)

Supplement dated February 19, 2020

to the Prospectus, Summary Prospectuses and Statement of Additional Information

dated July 1, 2019, as supplemented

Conversion of Class L Shares to Class I Shares. At a meeting held on February 11, 2020, the Board of Trustees of JPMorgan Trust II approved the conversion of the Fund’s Class L Shares into Class I Shares. Effective on or about June 2, 2020, the Fund will automatically convert its Class L Shares into Class I Shares. Beginning June 3, 2020, Class L Shares of the Fund will no longer be available for purchase. Prior to the conversion, shareholders of Class L Shares may redeem or exchange their investments as described in the Fund’s Prospectus. Depending on the tax status of the shareholder and whether or not the account is invested through a tax-deferred arrangement such as a 401(k) plan account, such redemption or exchange may be a taxable event resulting in taxable income to the shareholder. Please consult your tax advisor on this issue. The conversion will not be considered a taxable event for federal income tax purposes. Effective on or about June 3, 2020, all references to Class L Shares will be removed from the Prospectus, Summary Prospectus and Statement of Additional Information.

Effective June 3, 2020, the contractual expense waivers in effect for Class I Shares of the Fund will be extended such that they will remain in effect through June 2, 2022, at which time it will be determined whether such waivers will be renewed or revised. In connection with these changes, effective June 3, 2020, the “Annual Fund Operating Expenses” and “Example” sections in the Prospectus and Summary Prospectus with respect to Class I Shares are hereby replaced with the following:

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.30%

Distribution (Rule 12b-1) Fees	NONE

Other Expenses	0.35

Service Fees	0.25

Remainder of Other Expenses[1]	0.10

Acquired Fund Fees and Expenses	0.01

Total Annual Fund Operating Expenses	0.66

Fee Waivers and/or Expense Reimbursements[2]	(0.20)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[2]	0.46

1

“Remainder of Other Expenses” has been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses have been adjusted to reflect the contractual change in administration fee effective 1/1/19.

2

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.46% of the average daily net assets of Class I Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds for all Share Classes. These waivers are in effect through 6/2/22, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

SUP-CPB-220

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/2/22 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years

CLASS I SHARES ($)	47	170	327	784

You can obtain additional information about the Class I Shares of the Fund by reviewing the Fund’s prospectus. You can obtain a copy of the Fund’s prospectus by visiting www.jpmorganfunds.com/funddocuments or by calling 1-800-480-4111.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE